                                                                   Exhibit 99.15

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DEBT TO INCOME OF IO
   MORTGAGE LOANS

                                                         % OF AGGREGATE
                                   AGGREGATE PRINCIPAL    IO PRINCIPAL
                        NUMBER OF       BALANCE AS         BALANCE AS          AVG            WA        WA     WA     WA
DEBT TO INCOME BUCKETS    LOANS      OF CUT-OFF DATE    OF CUT-OFF DATE  CURRENT BALANCE  GROSS CPN  COMBLTV  FICO   DTI
----------------------  ---------  -------------------  ---------------  ---------------  ---------  -------  ----  -----
25.00 or less               39       $ 10,975,798.23          5.05%         281,430.72      6.624      87.97   679  19.01
25.01 - 30.00               49       $ 13,707,150.32          6.31%         279,737.76      6.779      93.10   679  27.75
30.01 - 35.00               83       $ 25,102,903.99         11.56%         302,444.63      6.618      92.37   664  32.79
35.01 - 40.00              132       $ 39,473,073.03         18.17%         299,038.43      6.821      92.85   671  37.52
40.01 - 45.00              249       $ 77,976,414.57         35.90%         313,158.29      6.835      94.06   677   42.8
45.01 - 50.00              143       $ 45,483,255.47         20.94%         318,064.72      6.718      93.48   679  47.55
50.01 - 55.00               13       $  3,850,765.00          1.77%         296,212.69      6.725      96.74   686   52.5
55.01 - 60.00                2       $    654,000.00          0.30%         327,000.00      6.251     100.00   721  59.72
                           ---       ---------------        ------          ----------      -----     ------   ---  -----
TOTAL:                     710       $217,223,360.61        100.00%         305,948.40      6.765      93.22   675  39.75
                           ===       ===============        ======          ==========      =====     ======   ===  =====

FICO SCORES OF IO
   MORTGAGE LOANS

                                                     % OF AGGREGATE
                               AGGREGATE PRINCIPAL    IO PRINCIPAL
                    NUMBER OF       BALANCE AS         BALANCE AS          AVG            WA        WA     WA
FISO SCORE BUCKETS    LOANS      OF CUT-OFF DATE    OF CUT-OFF DATE  CURRENT BALANCE  GROSS CPN  COMBLTV  FICO
------------------  ---------  -------------------  ---------------  ---------------  ---------  -------  ----
576 to 600              40       $ 10,816,963.76          4.98%         270,424.09      6.859     85.18    591
601 to 625             114       $ 32,746,390.74         15.07%         287,249.04      6.818     91.26    613
626 to 650             119       $ 33,987,039.15         15.65%         285,605.37      6.610     93.74    639
651 to 675             120       $ 36,589,088.59         16.84%         304,909.07      6.874     93.77    664
676 to 700             110       $ 33,515,069.62         15.43%         304,682.45      6.818     92.69    687
701 to 725              95       $ 30,955,552.19         14.25%         325,847.92      6.714     95.92    713
726 to 750              59       $ 21,152,780.17          9.74%         358,521.70      6.675     94.63    736
751 to 775              29       $  9,325,774.91          4.29%         321,578.45      6.796     97.15    762
776 to 800              23       $  7,820,201.48          3.60%         340,008.76      6.755     91.09    787
801 to 813               1       $    314,500.00          0.14%         314,500.00      6.900     85.00    809
                       ---       ---------------        ------          ----------      -----     -----    ---
TOTAL:                 710       $217,223,360.61        100.00%         305,948.40      6.765     93.22    675
                       ===       ===============        ======          ==========      =====     =====    ===

DOCUMENTATION TYPE OF
   IO MORTGAGE LOANS

                                                     % OF AGGREGATE
                               AGGREGATE PRINCIPAL    IO PRINCIPAL
                    NUMBER OF       BALANCE AS         BALANCE AS        WA        WA     WA
DOCUMENTATION TYPE    LOANS      OF CUT-OFF DATE    OF CUT-OFF DATE  GROSS CPN  COMBLTV  FICO
------------------  ---------  -------------------  ---------------  ---------  -------  ----
Full                   298       $ 83,834,774.25         38.59%        6.660     91.41    661
Limited                157       $ 53,283,171.70         24.53%        6.590     94.65    662
Streamlined            168       $ 51,087,157.62         23.52%        7.128     99.49    706
Stated                  58       $ 18,868,658.28          8.69%        6.815     78.97    694
Lite                    28       $  9,873,598.76          4.55%        6.643     96.06    670
Full-Alt                 1       $    276,000.00          0.13%        6.550     80.00    722
                       ---       ---------------        ------         -----     -----    ---
TOTAL:                 710       $217,223,360.61        100.00%        6.765     93.22    675
                       ===       ===============        ======         =====     =====    ===

DEBT TO INCOME OF 15/30
   MORTGAGE LOANS

                                                         % OF AGGREGATE
                                   AGGREGATE PRINCIPAL    IO PRINCIPAL
                        NUMBER OF       BALANCE AS        BALALNCE AS          AVG            WA        WA     WA    WA
DEBT TO INCOME BUCKETS    LOANS      OF CUT-OFF DATE    OF CUT-OFF DATE  CURRENT BALANCE  GROSS CPN  COMBLTV  FICO   DTI
----------------------  ---------  -------------------  ---------------  ---------------  ---------  -------  ----  ----
25.00 or less                70      $  3,773,914.52          2.89%         53,913.06       10.547    99.29    655  21.1
25.01 - 30.00                76      $  4,665,882.01          3.57%         61,393.18       10.493    99.06    656  27.7
30.01 - 35.00               151      $  9,381,185.35          7.18%         62,127.06       10.495    99.47    657    33
35.01 - 40.00               306      $ 19,604,889.06         15.00%         64,068.26       10.608    99.77    663  37.7
40.01 - 45.00               510      $ 35,088,407.05         26.85%         68,800.80       10.584    99.25    665  42.7
45.01 - 50.00               694      $ 47,326,813.96         36.22%         68,194.26       10.816    99.52    658  47.9
50.01 - 55.00               144      $  9,133,923.58          6.99%         63,430.02       10.414    99.56    645  52.3
55.01 - 60.00                26      $  1,701,623.48          1.30%         65,447.06       10.446    99.78    638  57.3
                           ----      ---------------        ------          ---------       ------    -----    ---  ----
TOTAL:                     1977      $130,676,639.01        100.00%         66,098.45       10.647    99.46    659  42.8
                           ====      ===============        ======          =========       ======    =====    ===  ====

FICO SCORES OF 15/30
   MORTGAGE LOANS

                                                     % OF AGGREGATE
                               AGGREGATE PRINCIPAL    IO PRINCIPAL
                    NUMBER OF       BALANCE AS         BALANCE AS          AVG            WA        WA     WA
FICO SCORE BUCKETS    LOANS      OF CUT-OFF DATE    OF CUT-OFF DATE  CURRENT BALANCE  GROSS CPN  COMBLTV  FICO
------------------  ---------  -------------------  ---------------  ---------------  ---------  -------  ----
526 to 550                4      $    178,274.79          0.14%         44,568.70       10.091    100.00   540
551 to 575                5      $    301,835.89          0.23%         60,367.18       10.999    100.00   566
576 to 600              174      $  9,258,607.96          7.09%         53,210.39       11.191     99.71   591
601 to 625              426      $ 25,575,272.91         19.57%         60,035.85       11.223     99.13   612
626 to 650              429      $ 28,229,024.37         21.60%         65,801.92       10.865     99.38   639
651 to 675              375      $ 25,574,041.47         19.57%         68,197.44       10.719     99.54   663
676 to 700              224      $ 15,931,668.47         12.19%         71,123.52       10.302     99.50   687
701 to 725              163      $ 11,735,041.25          8.98%         71,994.12        9.817     99.70   712
726 to 750               95      $  7,562,405.23          5.79%         79,604.27        9.731     99.80   737
751 to 775               47      $  3,650,064.65          2.79%         77,660.95        9.753     99.63   762
776 to 800               33      $  2,516,322.62          1.93%         76,252.20        9.788     99.30   786
801 to 825                2      $    164,079.40          0.13%         82,039.70        9.483    100.00   808
                       ----      ---------------        ------          ---------       ------    ------   ---
TOTAL:                 1977      $130,676,639.01        100.00%         66,098.45       10.647     99.46   659
                       ====      ===============        ======          =========       ======    ======   ===

STATE DISTRIBUTION (PLS NO
   'OTHER' BUCKET, EVERY
   STATE) OF 15/30
   MORTGAGE LOANS

                                                       % OF AGGREGATE
                                 AGGREGATE PRINCIPAL    IO PRINCIPAL
                      NUMBER OF       BALANCE AS         BALANCE AS          AVG            WA        WA     WA
STATE                   LOANS      OF CUT-OFF DATE    OF CUT-OFF DATE  CURRENT BALANCE  GROSS CPN  COMBLTV  FICO
--------------------  ---------  -------------------  ---------------  ---------------  ---------  -------  ----
Arizona                    58      $  3,167,799.61          2.42%         54,617.23       11.125     99.69   662
California                684      $ 59,007,877.93         45.16%         86,268.83       10.402     99.54   665
Colorado                   18      $    874,435.65          0.67%         48,579.76       11.047     99.79   642
Connecticut                38      $  1,914,020.28          1.46%         50,368.95       10.883     99.47   665
Delaware                    2      $     78,759.74          0.06%         39,379.87       10.416    100.00   659
District of Columbia       13      $  1,053,405.06          0.81%         81,031.16       10.562    100.00   653
Florida                   138      $  7,013,511.52          5.37%         50,822.55       11.025     99.45   659
Georgia                    32      $  1,250,938.49          0.96%         39,091.83       11.180     99.74   636
Idaho                      13      $    353,088.02          0.27%         27,160.62       11.126    100.00   628
Illinois                  116      $  5,254,264.57          4.02%         45,295.38       10.524     99.59   649
Indiana                     4      $    118,117.83          0.09%         29,529.46       11.463    100.00   613
Iowa                        2      $     46,983.04          0.04%         23,491.52       10.926    100.00   662
Kansas                      2      $     44,082.90          0.03%         22,041.45       10.430    100.00   636
Louisiana                   2      $     50,529.65          0.04%         25,264.83       11.375    100.00   575
Maine                       5      $    182,211.70          0.14%         36,442.34        9.661    100.00   672
Maryland                  117      $  7,396,346.31          5.66%         63,216.64       10.746     98.90   652
Massachusetts              86      $  5,453,660.07          4.17%         63,414.65       10.968     99.25   657
Michigan                   16      $    597,702.32          0.46%         37,356.40       11.318     99.36   635
Minnesota                  11      $    613,082.96          0.47%         55,734.81       11.453     99.60   646
Mississippi                 6      $    303,069.61          0.23%         50,511.60       10.292    100.00   644
Missouri                   10      $    291,141.39          0.22%         29,114.14       10.395     99.93   650
Montana                     5      $    181,260.62          0.14%         36,252.12        9.816    100.00   637
Nebraska                    2      $     61,770.46          0.05%         30,885.23       11.491    100.00   622
Nevada                     43      $  2,892,110.54          2.21%         67,258.38       10.845     99.79   661
New Hampshire               8      $    326,059.62          0.25%         40,757.45       11.252     98.99   635
New Jersey                 93      $  6,613,697.14          5.06%         71,115.02       10.939     99.04   658
New Mexico                 10      $    285,884.61          0.22%         28,588.46       10.888     99.62   638
New York                  102      $  8,712,041.82          6.67%         85,412.17       10.995     99.41   664
North Carolina             14      $    648,486.04          0.50%         46,320.43       11.071     99.71   635
Ohio                       19      $    506,216.26          0.39%         26,642.96       11.240     99.57   635
Oklahoma                   15      $    491,102.60          0.38%         32,740.17       10.497    100.00   659
Oregon                     14      $    554,057.42          0.42%         39,575.53       10.513     99.20   647
Pennsylvania               23      $    954,933.93          0.73%         41,518.87       10.941     99.43   648
Rhode Island                9      $    445,181.87          0.34%         49,464.65       11.064     99.17   658
South Carolina              8      $    282,268.79          0.22%         35,283.60       11.276    100.00   668
South Dakota                1      $     25,169.70          0.02%         25,169.70       10.500    100.00   650
Tennessee                  37      $  1,093,926.52          0.84%         29,565.58        8.345     99.72   639
Utah                        7      $    231,881.49          0.18%         33,125.93       10.896    100.00   631
Virginia                   87      $  6,399,579.85          4.90%         73,558.39       11.202     99.49   657
Washington                 94      $  4,441,759.52          3.40%         47,252.76       10.179     99.21   645
West Virginia               3      $    168,678.11          0.13%         56,226.04       12.082    100.00   625
Wisconsin                  10      $    295,543.45          0.23%         29,554.35       11.378    100.00   639
                         ----      ---------------        ------          ---------       ------    ------   ---
TOTAL:                   1977      $130,676,639.01        100.00%         66,098.45       10.647     99.46   659
                         ====      ===============        ======          =========       ======    ======   ===

DEBT TO INCOME OF 30/40
   MORTGAGE LOANS

                                  AGGREGATE        % OF AGGREGATE IO                       WA
DEBT TO INCOME   NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE         AVG         GROSS      WA      WA     WA
BUCKETS            LOANS     AS OF CUT-OFF DATE   AS OF CUT-OFF DATE   CURRENT BALANCE    CPN    COMBLTV   FICO    DTI
--------------   ---------   ------------------   ------------------   ---------------   -----   -------   ----   ----
25.00 OR LESS         63      $   16,076,051.77           3.12            255,175.42     7.236    85.95     623   19.7
25.01 - 30.00         72      $   19,062,730.22           3.70            264,760.14     7.341    88.22     613   27.8
30.01 - 35.00        133      $   34,172,288.43           6.64            256,934.50     7.212    88.28     619   33.1
35.01 - 40.00        267      $   74,532,065.80          14.49            279,146.31     7.302    89.96     628   37.9
40.01 - 45.00        381      $  114,878,655.23          22.33            301,518.78     7.320    91.15     633   42.7
45.01 - 50.00        623      $  186,054,715.90          36.16            298,643.20     7.258    92.35     630   47.9
50.01 - 55.00        211      $   59,686,244.58          11.60            282,873.20     7.118    92.00     619   52.5
55.01 - 60.00         34      $   10,076,319.46           1.96            296,362.34     6.625    94.73     632   57.4
                    ----      -----------------         ------            ----------     -----    -----     ---   ----
TOTAL:              1784      $  514,539,071.39         100.00            288,418.76     7.249    91.12     628   43.4
                    ====      =================         ======            ==========     =====    =====     ===   ====
                              $1,029,078,142.78
                              =================

FICO SCORES OF 30/40
   MORTGAGE LOANS

                              AGGREGATE        % OF AGGREGATE IO                       WA
FICO SCORE   NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE         AVG         GROSS      WA      WA
BUCKETS        LOANS     AS OF CUT-OFF DATE   AS OF CUT-OFF DATE   CURRENT BALANCE    CPN    COMBLTV   FICO
----------   ---------   ------------------   ------------------   ---------------   -----   -------   ----
476 TO 500         1       $    139,939.52            0.03            139,939.52     8.975     25.45    500
501 TO 525        61       $ 15,478,606.99            3.01            253,747.66     8.097     77.06    517
526 TO 550        97       $ 24,220,994.19            4.71            249,700.97     7.800     76.11    537
551 TO 575       150       $ 39,559,257.65            7.69            263,728.38     7.626     80.27    564
576 TO 600       232       $ 62,890,604.22           12.22            271,080.19     7.304     88.79    588
601 TO 625       403       $117,721,836.57           22.88            292,113.74     7.217     91.53    613
626 TO 650       339       $ 99,888,084.76           19.41            294,655.12     7.121     93.93    638
651 TO 675       245       $ 73,975,400.94           14.38            301,940.41     7.093     96.10    662
676 TO 700       104       $ 32,665,012.95            6.35            314,086.66     7.018     95.91    687
701 TO 725        73       $ 20,652,323.44            4.01            282,908.54     7.022     96.85    710
726 TO 750        46       $ 16,107,460.38            3.13            350,162.18     7.156     97.57    737
751 TO 775        18       $  5,430,048.18            1.06            301,669.34     7.015     99.13    762
776 TO 800        14       $  5,421,644.31            1.05            387,260.31     6.889     98.76    787
801 TO 825         1       $    387,857.29            0.08            387,857.29     7.125    100.00    805
                ----       ---------------          ------            ----------     -----    ------    ---
TOTAL:          1784       $514,539,071.39          100.00            288,418.76     7.249     91.12    628
                ====       ===============          ======            ==========     =====    ======    ===

STATE DISTRIBUTION (PLS NO
   'OTHER' BUCKET, EVERY
   STATE) OF 30/40 MORTGAGE
   LOANS

                                        AGGREGATE        % OF AGGREGATE IO                       WA
                       NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE         AVG         GROSS     WA       WA
STATE                    LOANS     AS OF CUT-OFF DATE   AS OF CUT-OFF DATE   CURRENT BALANCE    CPN    COMBLTV   FICO
-----                  ---------   ------------------   ------------------   ---------------   -----   -------   ----
ARIZONA                     73       $ 17,486,871.88            3.40            239,546.19     7.421     90.76    622
ARKANSAS                     4       $    369,302.69            0.07             92,325.67     7.857     74.60    630
CALIFORNIA                 708       $252,536,128.25           49.08            356,689.45     7.134     90.31    631
COLORADO                    18       $  3,869,994.52            0.75            214,999.70     7.583     93.50    608
CONNECTICUT                 26       $  6,281,220.90            1.22            241,585.42     7.609     89.48    614
DELAWARE                     3       $    721,190.92            0.14            240,396.97     7.432     97.37    620
DISTRICT OF COLUMBIA        18       $  6,098,503.41            1.19            338,805.75     7.219     85.13    631
FLORIDA                    133       $ 29,411,295.30            5.72            221,137.56     7.318     90.43    627
GEORGIA                     19       $  3,414,076.57            0.66            179,688.24     7.896     93.68    592
IDAHO                       10       $  1,505,203.11            0.29            150,520.31     7.773     92.25    583
ILLINOIS                    65       $ 13,248,882.07            2.57            203,828.95     7.451     93.29    623
INDIANA                      4       $    583,894.94            0.11            145,973.74     7.380     87.50    639
IOWA                         1       $    118,621.25            0.02            118,621.25     5.725     95.00    708
KANSAS                       2       $    211,308.40            0.04            105,654.20     7.569     78.78    598
MAINE                        1       $     79,969.44            0.02             79,969.44     6.990     80.00    568
MARYLAND                   132       $ 36,292,370.72            7.05            274,942.20     7.272     90.86    624
MASSACHUSETTS               46       $ 12,967,397.46            2.52            281,899.94     7.104     92.77    623
MICHIGAN                    14       $  1,905,282.91            0.37            136,091.64     7.815     93.73    603
MINNESOTA                    5       $  1,327,463.87            0.26            265,492.77     7.729     96.67    611
MISSISSIPPI                  2       $    295,787.09            0.06            147,893.55     8.441     97.19    594
MISSOURI                     5       $    618,418.45            0.12            123,683.69     7.551     99.31    644
MONTANA                      3       $    508,430.90            0.10            169,476.97     6.757     95.24    606
NEVADA                      42       $ 11,087,652.58            2.15            263,991.73     7.314     93.76    639
NEW HAMPSHIRE                3       $    625,257.18            0.12            208,419.06     7.315    100.00    618
NEW JERSEY                  61       $ 18,447,984.12            3.59            302,425.97     7.102     91.46    624
NEW MEXICO                   7       $    943,391.18            0.18            134,770.17     7.676     95.95    644
NEW YORK                    80       $ 29,354,016.70            5.70            366,925.21     7.149     89.86    623
NORTH CAROLINA               5       $  1,153,821.06            0.22            230,764.21     7.489     98.86    629
OHIO                        19       $  2,171,767.61            0.42            114,303.56     7.570     95.32    617
OKLAHOMA                     3       $    313,786.02            0.06            104,595.34     7.686     93.55    583
OREGON                      18       $  3,313,828.46            0.64            184,101.58     7.483     94.78    607
PENNSYLVANIA                13       $  2,309,098.00            0.45            177,622.92     7.140     95.15    631
RHODE ISLAND                11       $  2,492,027.16            0.48            226,547.92     7.123     88.16    637
SOUTH CAROLINA               2       $    208,374.44            0.04            104,187.22     7.052     97.36    642
SOUTH DAKOTA                 1       $    106,893.00            0.02            106,893.00     7.500     80.00    582
TENNESSEE                   10       $  1,435,293.92            0.28            143,529.39     7.501     95.27    599
TEXAS                       27       $  3,739,297.41            0.73            138,492.50     7.518     98.89    619
UTAH                        10       $  1,484,508.34            0.29            148,450.83     7.329     97.10    616
VERMONT                      1       $    130,416.43            0.03            130,416.43     7.625     75.00    587
VIRGINIA                    83       $ 24,999,829.97            4.86            301,202.77     7.657     95.18    646
WASHINGTON                  90       $ 19,389,439.88            3.77            215,438.22     7.448     91.68    608
WEST VIRGINIA                2       $    476,853.46            0.09            238,426.73     8.412    100.00    619
WISCONSIN                    4       $    503,919.42            0.10            125,979.86     8.635     92.59    587
                          ----       ---------------          ------            ----------     -----    ------    ---
TOTAL:                    1784       $514,539,071.39          100.00            288,418.76     7.249     91.12    628
                          ====       ===============          ======            ==========     =====    ======    ===